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                                                                    Exhibit 99.3

       Patron Holdings, Inc. (f/k/a Combined Professional Services, Inc.)
                    Unaudited Pro Forma Financial Statements

On October 11, 2002, Patron Holding, Inc. (f/k/a) Combined Professional Services, Inc. (the Corporation" or "Patron Holdings") completed its share exchange with the stockholders of Patron Systems, Inc, a Delaware corporation (Patron Systems). On that date, the Corporation exchanged an aggregate of 25,400,000 of its shares of common stock on a one-for-one basis for all the outstanding common stock of Patron Systems. Patron Systems is now a wholly owned subsidiary of Corporation, and the former stockholders of Patron Systems now hold approximately 85% of the outstanding common stock of the Corporation.

The following unaudited pro forma balance sheet as of September 30, 2002 and the unaudited pro forma consolidated statements of income for the nine months ended September 30, 2002 give effect to the share exchange and related transactions. The share exchange is being accounted for as a capital transaction for financial reporting purposes and any fees or expenses incurred in connection with the exchange transaction being expensed. Fees and expenses associated with the transaction included the issuance of shares by the Corporation to consultants, stockholder and other third parties and the issuance of options by Patron Systems to consultants for services rendered in connection with the transaction.

The pro forma balance sheet presents the financial position of the Corporation as if the exchange with Patron Systems had occurred on September 30, 2002. The pro forma statement of operations has been prepared as if the exchanged had occurred on January 1, 2002. A pro forma statement of operations for the year ended December 31, 2001 has not been presented because Patron Systems was founded in April 2002 and had no operations in 2001.

These pro forma financial statements, which have been prepared in accordance with rules prescribed by the Securities and Exchange Commission, are provided for informational purposes only and are not necessarily indicative of the past or future results of operations or financial position of the Corporation.

This information should be read in conjunction with the previously filed reports of the Corporation, and the financial statements of Patron Systems filed by Exhibit with this Form 8-K/a.

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Patron Holdings, Inc. (a development stage enterprise)
Pro Forma Balance Sheet (unaudited)
September 30, 2002

                                                              Patron          Patron         Pro Forma        Pro Forma
                                                          Systems, Inc.   Holdings, Inc.    Adjustments       Combined
                                                          -------------   --------------    -----------      -----------
Assets

Current Assets
  Cash and cash equivalents                               $    29,974       $    186        $        --       $   30,160
  Deferred Compensation-current                                    --        200,000           (200,000)              --
  Loans to TrustWave Corp. and Entelagent Software Corp.      395,000             --                 --          395,000
                                                          -----------       --------        -----------       ----------
Total Current Assets                                          424,974        200,186           (200,000)         425,160
                                                          -----------       --------        -----------       ----------
Investment                                                         --          3,320                 --            3,320
Deferred compensation-non-current                                  --        159,508     1     (159,508)              --
Deferred costs associated with pending acquisitions            75,170             --                 --           75,170
                                                          -----------       --------        -----------       ----------
Total Assets                                              $   500,144       $363,014        $  (359,508)      $  503,650
---------------------------------------------------------------------       --------        -----------       ----------
Liabilities and Stockholders' Equity (Deficit)
Current Liabilities
  Accounts payable                                        $   267,227       $ 16,447        $        --       $  283,674
  Expense reimbursement due to officers and shareholders      467,200             --                 --          467,200
  Accrued payroll and payroll related expenses                348,910             --                 --          348,910
                                                          -----------       --------        -----------       ----------
Total Current Liabilities                                   1,083,337         16,447                 --        1,099,784
Advances from Shareholders                                    258,000             --     3      250,000          508,000
Commitments and Contingencies                                      --             --                 --               --
Stockholders' Equity (Deficit)
  Common stock                                                250,000          6,687     1       (4,000)          29,889
                                                                                         2        1,802
                                                                                         3          400
                                                                                         4     (225,000)

  Additional Paid in Capital                                       --        418,195     1     (355,508)       8,895,485
                                                                                         2    3,240,198
                                                                                         3      719,600
                                                                                         4      225,000
                                                                                         5    4,648,000

  Receivable for issuance of common stock to founders         (30,000)            --                 --          (30,000)
  Deficit accumulated during the development stage         (1,061,193)       (78,315)    2   (3,242,000)      (9,999,508)
                                                                                         3     (970,000)              --
                                                                                         5   (4,648,000)              --
                                                          -----------       --------          ---------       ----------
Total Stockholders' Equity (Deficit)                         (841,193)       346,567           (609,508)      (1,104,134)
                                                          -----------       --------        -----------       ----------
                                                          $   500,144       $363,014        $  (359,508)      $  503,650
---------------------------------------------------------------------       --------        -----------       ----------

The following pro forma adjustments are made to portray to exchange transaction as if it had occurred on September 30, 2002.

Pro forma Adjustments:

/1/To reverse unamortized deferred compensation associated with the issuance of common stock to a former officer of Patron Holdings, Inc. (f/k/a Combined Professional Services, Inc.) for which shares were cancelled prior to consummation of share exchange between Patron Holdings, Inc. and the stockholders of Patron Systems, Inc.


/2/To reflect the issuance of 1,801,688 shares of common stock at the consummation date for services rendered. The estimated value was derived from the closing share value of the common stock on October 11, 2002, the date of issuance.

/3/To reflect the payment of $250,000 in cash (funded by advance from shareholders) and 400,000 shares of common stock worth approximately $720,000 as a fee for services rendered in connection with the share exchange.

/4/To record the issuance of 25,400,000 shares of common stock of Patron
   Holdings, Inc. to the shareholders of Patron Systems, Inc. in exchange for 25,400,000 shares of Patron Systems, Inc.



/5/To record the value associated with 2,800,000 stock options granted to consultants of Patron Systems for services rendered. Fair Value was estimated using the Black Sholes method.

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Patron Holdings, Inc. (a development stage enterprise)
Pro Forma Statements of Operations (unaudited)
Nine Months Ended September 30, 2002


====================================================================================================================
                                                   Patron           Patron               Pro Forma       Pro Forma
                                                Systems, Inc.    Holdings, Inc.         Adjustments      Combined
                                                -------------    --------------         -----------     -----------
Revenue                                         $          --     $          --         $        --     $        --
                                                -------------    --------------         -----------     -----------

Charge for with services and fees associated
 with exchange transactions                                --                --  1,2,3    8,860,000       8,860,000
General and Administrative Expenses                  1,061,213            59,633                  --       1,120,846
                                                -------------    --------------         -----------     -----------
Loss from Operations                               (1,061,213)          (59,633)         (8,860,000)     (9,980,846)


Other Income (Expense)
  Interest income                                          20                --                  --              20
                                                -------------    --------------         -----------     -----------

Loss Before income Taxes                           (1,061,193)          (59,633)         (8,860,000)     (9,980,826)

Income Tax Benefit                                         --                --                  --              --
                                                -------------    --------------         -----------     -----------

Net Loss                                        $  (1,061,193)   $      (59,633)        $(8,860,000)    $(9,980,826)
-------------------------------------------------------------    --------------         -----------     -----------

Pro Forma Net Loss Per Share                                                                            $     (0.33)
                                                                                                        -----------

Pro Forma Commons Shares Outstanding                                                                     29,888,688
                                                                                                        -----------


The following pro forma adjustments are made to portray to exchange transaction as if it has occurred on January 1, 2002.

Pro Forma Adjustments



1 To reflect the issuance of 1,801,688 shares of common stock at the consummation date for services rendered. The estimated value was derived from the closing share value of the common stock on October 11, 2002, the date of issuance.

2 To reflect the payment of $250,000 in cash (funded by advance from shareholders) and 400,000 shares of common stock worth approximately $720,000 as a fee for services rendered in connection with the share exchange. The value of shares issued was derived from the closing share price on October 11, 2002, the date of issuance.

3 To record the value associated with 2,800,000 stock options granted to consultants of Patron Systems for services. Fair Value was estimated using the Black Sholes method.

                The accompanying notes are an integral part of these statements.

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